UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2006

CAREGUIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22319	16-1476509
(Commission File No.)	(IRS Employer Identification No.)

12301 N.W. 39th Street

Coral Springs, FL 33065

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 796-3714

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to an Agreement and Plan of Merger dated November 3, 2006, by and among CareGuide, Inc. (the “Registrant”), Haelan Acquisition Corporation, a wholly-owned subsidiary of the Registrant (“Merger Sub”) and Haelan Corporation (“Haelan”), Merger Sub merged with and into Haelan (the “Merger”), and Haelan became a wholly-owned subsidiary of the Registrant. The Merger closed and became effective on December 8, 2006.

The Registrant reported the closing of the Merger and certain related matters under Item 2.01 of its Current Report on Form 8-K dated December 12, 2006 and undertook therein to file with the Securities and Exchange Commission (the “Commission”) the financial statements required by Item 9.01(a) of Form 8-K (the “Historical Financial Statements”) and the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”), in each case, in connection with the closing of the Merger, by amendment to the Form 8-K within 71 calendar days of December 14, 2006.

The Historical Financial Statements and the Pro Forma Financial Information are being filed herewith under Item 9.01 of this Current Report on Form 8-K/A (Amendment No. 1).

Item 9.01.	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.

The audited balance sheet of Haelan as of December 31, 2005, audited statement of operations and retained deficit of Haelan for the year ended December 31, 2005, audited statement of cash flows of Haelan for the year ended December 31, 2005, and notes to the audited financial statements are included as Exhibit 99.1 and are hereby incorporated by reference.

The unaudited balance sheet of Haelan as of September 30, 2006, unaudited statements of operations and retained deficit of Haelan for the nine months ended September 30, 2006 and 2005, unaudited statements of cash flows of Haelan for the nine months ended September 30, 2006 and 2005 and notes to the unaudited financial statements are included as Exhibit 99.2 and are hereby incorporated by reference.

(b)	Pro forma financial information.

The unaudited condensed pro forma combined balance sheet as of September 30, 2006, unaudited condensed pro forma combined statement of operations for the six months ended September 30, 2006, unaudited condensed pro forma combined statement of operations for the twelve months ended March 31, 2006 and notes to unaudited condensed pro forma combined financial statements are included as Exhibit 99.3 and are hereby incorporated by reference.

(d)	Exhibits:
99.1

Audited balance sheet of Haelan as of December 31, 2005, audited statement of operations and retained deficit of Haelan for the year ended December 31, 2005, audited statement of cash flows of Haelan for the year ended December 31, 2005, and notes to the audited financial statements.

99.2	Unaudited balance sheet of Haelan as of September 30, 2006, unaudited statements of operations and retained deficit of Haelan for the nine months ended September 30, 2006

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and 2005, unaudited statements of cash flows of Haelan for the nine months ended September 30, 2006 and 2005 and notes to the unaudited financial statements.

99.3

Unaudited condensed pro forma combined balance sheet as of September 30, 2006, unaudited condensed pro forma combined statement of operations for the six months ended September 30, 2006, unaudited condensed pro forma combined statement of operations for the twelve months ended March 31, 2006 and notes to unaudited condensed pro forma combined financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAREGUIDE, INC.

Dated: February 20, 2007	By: /s/ Glen A. Spence
Glen A. Spence
Executive Vice President and Chief Financial Officer

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EXHIBITS

99.1

Audited balance sheet of Haelan as of December 31, 2005, audited statement of operations and retained deficit of Haelan for the year ended December 31, 2005, audited statement of cash flows of Haelan for the year ended December 31, 2005, and notes to the audited financial statements.

99.2

Unaudited balance sheet of Haelan as of September 30, 2006, unaudited statements of operations and retained deficit of Haelan for the nine months ended September 30, 2006 and 2005, unaudited statements of cash flows of Haelan for the nine months ended September 30, 2006 and 2005 and notes to the unaudited financial statements.

99.3

Unaudited condensed pro forma combined balance sheet as of September 30, 2006, unaudited condensed pro forma combined statement of operations for the six months ended September 30, 2006, unaudited condensed pro forma combined statement of operations for the twelve months ended March 31, 2006 and notes to unaudited condensed pro forma combined financial statements.